                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-1 of our report dated November 12, 1998, relating to the financial statements of CVC, Inc. which appear in such Registration Statement. We also consent to the references to us under the heading "Experts" in such Registration Statement.

PRICEWATERHOUSECOOPERS LLP
Rochester, New York
September 10, 1999